UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2010

Kaman Corporation

(Exact Name of Registrant as Specified in Its Charter)

Connecticut

(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 15, 2010, Kaman Corporation (the “Company”) issued a press release announcing its intention to offer $75,000,000 aggregate principal amount of convertible senior notes due 2017 (the “Convertible Notes”) in a private placement solely to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, subject to market and other conditions. The Company also expects to grant the initial purchasers of the Convertible Notes a 13-day option to purchase up to an additional $11,250,000 aggregate principal amount of Convertible Notes, solely to cover overallotments.

A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in response to this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Press Release issued by Kaman Corporation, dated November 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Candace A. Clark
Candace A. Clark
Senior Vice President, Chief Legal Officer and Secretary

Date: November 15, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Kaman Corporation, dated November 15, 2010.